                                                                    Exhibit 10.6

         This Warrant and the securities issuable upon exercise hereof have not been registered  under the Securities Act of 1933 or the securities laws of any other  jurisdiction and may not be transferred  in  violation  of any such  laws,  the rules and regulations thereunder or the provisions of this Warrant.

                                     WARRANT

                           To Purchase Common Stock of

                             COLLINS I HOLDING CORP.

         Warrant No. 1

                       No. of Common Shares: Up to 38,304

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----
     SECTION 1.   DEFINITIONS                                                  2

     SECTION 2.   EXERCISE OF WARRANT                                          5

     SECTION 3.   TRANSFER, DIVISION AND COMBINATION                           7

     SECTION 4.   ADJUSTMENTS                                                  8

     SECTION 5.   NOTICES TO WARRANT HOLDERS                                  10

     SECTION 6.   NO IMPAIRMENT                                               11

     SECTION 7.   RESERVATION AND AUTHORIZATION OF COMMON STOCK;
                  REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL
                  AUTHORITY                                                   12

     SECTION 8.    TAKING OF RECORD STOCK AND WARRANT TRANSFER BOOKS          12

     SECTION 9.   RESTRICTIONS ON TRANSFERABILITY                             12

     SECTION 10.  LOSS OR MUTILATION                                          13

     SECTION 11.  OFFICE OF THE COMPANY                                       13

     SECTION 12.  HOLDER NOT DEEMED STOCKHOLDER                               13

     SECTION 13.  MISCELLANEOUS                                               13

     EXHIBITS

     Exhibit A - Subscription Form
     Exhibit B - Assignment Form

No. of Common Shares: Up to 38,304
Warrant No. 1

                                       ii

                                     WARRANT

                           To Purchase Common Stock of

                             COLLINS I HOLDING CORP.

                  THIS  IS  TO  CERTIFY  THAT  BNS  HOLDING,  INC.,  a  Delaware
corporation,  or registered assigns,  is entitled,  after the Effective Date (as hereinafter defined) and prior to the Expiration Date (as hereinafter  defined),
to  purchase  from  COLLINS  I  HOLDING  CORP.,  a  Delaware   corporation  (the
"Company"),  up to 38,304 shares of the Company's  Common Stock (as  hereinafter defined),  which number of shares shall be subject to adjustment as provided for herein,  at a purchase  price per share  equal to the Current  Warrant  Price as hereinafter  defined,  all on the  terms  and  conditions  and  pursuant  to the provisions hereinafter set forth.

SECTION 1   DEFINITIONS

         As used in this  Warrant,  the  following  terms  have  the  respective meanings set forth below:

                  "AFFILIATE"  shall mean any Person  (as  hereinafter  defined)
that  controls,  is controlled  by, or is under common  control with,  any other
Person.  For the purposes of this  definition,  "control" of a Person shall mean the  possession,  directly or indirectly,  of the power to direct the management and policies of such Person whether through the ownership of voting  securities, by contract or otherwise.

                  "ANNIVERSARY  DATE"  shall mean the tenth  anniversary  of the issue date of this Warrant.

                  "BUSINESS  DAY" shall  mean any day that is not a Saturday  or
Sunday  or a day on which  banks in the  State  of New York are  required  to be closed.

                  "CLOSING  DATE"  shall  mean the date on which the  deliveries required to properly  exercise this Warrant  pursuant to Section  2.1(b) of this
Warrant have been made.

                  "COMMISSION"  shall  mean the  United  States  Securities  and
Exchange   Commission  or  the  principal  United  States  federal  agency  then administering the Securities Act or other United States federal securities laws.

                  "COMMON STOCK" shall mean (except where the context  otherwise indicates)  the common  stock of the  Company,  par value  one-tenth of one cent
($.001) per share, as constituted on the date hereof,  and any shares of capital stock of the Company into which such common stock may thereafter be changed, and shall also include (i) shares of the Company's  capital stock of any other class
(regardless of how denominated)  issued to the holders of shares of Common Stock upon any  reclassification  thereof  which is not  preferred  as to dividends or assets over any other class of shares of the  Company's  capital stock and which is not subject to mandatory  redemption  and (ii) shares of the capital stock of any  successor,  resulting,  surviving or acquiring  corporation  (as defined in
Section 4.2) received by or  distributed  to the holders of common shares of the
Company in the circumstances contemplated by Section 4.2.

                  "CORPORATION" shall mean Collins Industries,  Inc., a Missouri corporation.

                  "CURRENT WARRANT PRICE" on any date shall be the par value per share of the Common Stock on such date.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended,  or any similar  United States  federal  statute,  and the rules and regulations of the Commission in effect from time to time thereunder.

                  "EXERCISE  PERIOD" shall have the meaning set forth in Section
2.1.

                  "EXERCISE  QUANTITY" means the lesser of (i) [38,304] and (ii)
the number of shares of Warrant  Stock the  Transfer  of which  pursuant  to the
Triggering  Event giving rise to the exercise of the Warrant results in proceeds to the Holder that,  together with all other Investment Return Proceeds,  causes the Internal Rate of Return to equal, but not exceed, eight percent (8%).

                  "EXPIRATION   DATE"   shall  mean  the   earlier  of  (i)  the
Anniversary  Date  and  (ii)  the  effective  date  or  consummation  date  of a
Triggering Event.

                  "HOLDER"  shall mean the Person in whose name the  Warrant set forth  herein is  registered  on the books of the  Company  maintained  for such purpose.

                  "INTERNAL  RATE  OF  RETURN"  means  the  semi  annual,   bond
equivalent  discount  rate  which,  when  used to value  all  Investment  Return
Payments,  and  taking  into  account  the  dates on which  such  payments  were received, results in such Investment Return Payments having a value equal to the purchase price of the Original Shares.

                  "INVESTMENT   RETURN   PAYMENTS"  shall  mean  all  dividends,
distributions  and payments received by the Holders with respect to the Original
Shares and the Warrant Stock, including,  without limitation,  payments received in  connection  with the  Triggering  Event  giving rise to the  exercise of the
Warrant.

                  "MAJORITY   HOLDERS"   shall  mean  the  holders  of  Warrants
exercisable  for in  excess of 50% of the  aggregate  number of shares of Common
Stock then purchasable upon exercise of all Warrants.

                  "OTHER  PROPERTY"  shall have the meaning set forth in Section
4.2.

                  "ORIGINAL  SHARES"  shall  mean the  shares  of  Common  Stock purchased by BNS Holding, Inc. pursuant to the Stock Purchase Agreement.

                  "PERSON"  shall  mean any legal  entity or  person,  including
without  limitation,   an  individual,   a  partnership,   a  joint  venture,  a
corporation, a company, a trust, an estate, an unincorporated  organization or a government or any department or agency thereof.

                  "RULE 144" shall mean the rule of such number  promulgated  by the Commission under the Securities Act and any successor rule thereto.

                  "SECURITIES  ACT" shall mean the  Securities  Act of 1933,  as amended,  or any  similar  United  States  federal  statute,  and the  rules and regulations of the Commission in effect from time to time thereunder.

                  "STOCKHOLDERS' AGREEMENT" means the Stockholders' Agreement of even date herewith by and among the Company,  Collins Industries,  Inc., AIP/CHC
Holdings, LLC, BNS Holding, Inc., and the "Employees" as defined and referred to therein.

                  "STOCK  PURCHASE  AGREEMENT"  shall mean the Agreement of even date herewith by and between the Company and BNS Holding, Inc.

                  "TRANSACTION  PRICE"  means the price  per  share  payable  or distributable with respect to the Common Stock in connection with the Triggering
Event giving rise to the exercise of this Warrant.

                  "TRANSFER"  shall  mean  any  disposition  of any  Warrant  or
Warrant Stock or of any interest in either, which would constitute a sale, trade or distribution thereof within the meaning of the Securities Act.

                  "TRANSFER  NOTICE" shall have the meaning set forth in Section
9.2.

                  "TRIGGERING EVENT" shall mean (A) any Sale of the Company,  as such term is defined in the  Stockholders'  Agreement,  or (B) the  liquidation, dissolution or winding-up of the Company.

                  "TRIGGER  PERIOD"  shall mean any period  beginning on the day
Holder receives, or should have received,  notice of a Triggering Event pursuant to Section 5.3 and ending on the  effective  date or  consummation  date of such
Triggering Event.

                  "WARRANT"  and  "WARRANTS"  shall  mean this  Warrant  and all warrants  issued upon transfer,  division or combination  of, or in substitution for, any thereof.  All Warrants  shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "WARRANT  PRICE"  shall  mean an amount  equal to the  product obtained by multiplying (i) the number of shares of Common Stock being purchased upon  exercise  of this  Warrant  pursuant  to Section  2.1, by (ii) the Current
Warrant Price as of the date of such exercise.

                  "WARRANT   STOCK"  shall  mean  the  shares  of  Common  Stock
purchased by the holders of the Warrants upon the exercise thereof.

SECTION 2   EXERCISE OF WARRANT

         2.1      MANNER OF EXERCISE.
         2.2

         (a) From and after the date  hereof and until 5:00 P.M.  (New York City time) on the Expiration Date (the "Exercise  Period"),  Holder may exercise this
Warrant for the number of shares of Common Stock equal to the Exercise  Quantity on any Business  Day that falls  within both the  Exercise  Period and a Trigger
Period.  This Warrant  shall  terminate in the event that (A) notice is given to
Holder of a  Triggering  Event  pursuant to Section 5.3, (B) this Warrant is not exercised in  accordance  with the terms hereof prior to such  Triggering  Event becoming effective or being  consummated,  and (C) such Triggering Event becomes effective or is consummated.

         (b) In order to exercise  this Warrant,  as a whole or in part,  Holder shall  deliver to the  Company  at its  principal  office,  15  Compound  Drive,
Hutchinson,  Kansas 67502, or at the office or agency  designated by the Company pursuant  to  Sections  12 and 16.2,  or at the  location  of the closing of the
Triggering  Event  giving rise to such  exercise,  as specified in the notice of such Triggering Event delivered to Holder pursuant to Section 5.3, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the  number  of shares of  Warrant  Stock to be  purchased  or  included  in the
transaction   constituting  a  Triggering  Event  (such  written  notice  to  be substantially in the form of Exhibit A hereto and duly executed by Holder or its agent or  attorney),  (ii)  payment of the  Warrant  Price by, at such  Holder's option (a) a wire  transfer in  immediately  available  funds to an account in a bank  located in New York  designated  by the  Company for such  purpose,  (b) a certified or official  bank check  payable to the order of the  Company,  or (c)
surrender of certificates then held  representing,  or deduction from the number of shares of Common Stock issuable upon exercise of this Warrant, that number of shares of Common Stock which has an aggregate  Transaction  Price on the date of exercise equal to the Warrant Price and (iii) this Warrant.

         (c) Upon receipt of the documents and payment required by the preceding paragraph  2.1(b),  the Company shall,  as promptly as  practicable,  and in any event prior to the Triggering  Event giving rise to the exercise of the Warrant, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate  or  certificates  representing  the  aggregate  number  of  shares, including  fractional shares, of Warrant Stock issuable upon such exercise.  The stock  certificate or certificates so delivered shall be in such denomination or denominations as such Holder shall reasonably request in the notice and shall be registered  in the name of Holder  or,  subject to Section 9, such other name or names as shall be designated in the notice.

         (d) This  Warrant  shall be  deemed  to have  been  exercised  and such certificate or certificates  shall be deemed to have been issued, and Holder or, subject  to Section  2.2  hereof,  any other  Person so  designated  to be named therein shall be deemed to have become a holder of record of such shares for all purposes,  as of the date the notice,  together  with the cash  and/or  check or checks, in the form and amount required by this Section 2.1 and this Warrant, is received by the Company as described  above and all taxes required to be paid by
Holder,  if any,  pursuant to Section  2.2 prior to the  issuance of such shares have been paid.

         2.2  PAYMENT  OF  TAXES.  The  Company  shall  pay all  taxes and other governmental  charges that may be imposed with respect to, the original issue or delivery  of all shares of Warrant  Stock  issuable  upon the  exercise  of this
Warrant  pursuant to the terms  hereof,  unless such tax or charge is imposed by law upon  Holder,  in which case such taxes or charges  shall be paid by Holder.
The  Company  shall not be required  to pay any tax or other  charge  imposed in connection  with any transfer of this Warrant or involved in the issuance of any certificate  for shares of Warrant Stock  issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to transfer the Warrant or issue or deliver any stock certificate until such  tax or  other  charge  has been  paid or it has  been  established  to the satisfaction of the Company that no such tax or other charge is due.

         2.3 CONTINUED VALIDITY. A holder of shares of Warrant Stock issued upon the  exercise  of this  Warrant,  in whole or in part  (other  than a holder who acquires  such  shares  after the same have been  publicly  sold  pursuant  to a
Registration  Statement under the Securities Act, or sold pursuant to Rule 144), shall continue to be entitled or bound with respect to such shares to all rights or  obligations  to which it would have been  entitled or bound as Holder  under
Sections 2.4, 9 and 13 of this Warrant.

         2.4  RESTRICTIONS  ON  WARRANT  STOCK.  Holder  agrees  that,  upon any exercise  of this  Warrant,  the Warrant  Stock  acquired by such Holder will be subject to the terms and  conditions  applicable to BNS  Securities set forth in the Stockholders' Agreement.

         2.5 NO ADDITIONAL RIGHTS RIGHTS CUMULATIVE. Neither the Company nor any
Affiliate nor any stockholder  involved in any proposed  transaction that is the subject of a  Triggering  Event  shall  have any  obligation  to the  Holders to consummate  any such  proposed  transaction  once an  agreement  or agreement in principle or decision to proceed with respect thereto is reached, whether on the terms first  proposed  or revised,  or to include any such Holder in, or apprise any such Holder of, any negotiations or discussions concerning any such proposed transaction among the prospective parties thereto,  except as expressly provided herein and in the Stockholders' Agreement.

SECTION 3   TRANSFER,  DIVISION AND  COMBINATION

         3.1  TRANSFER.  Subject to  compliance  with  Sections 2.2, 3.5, and 9, transfer of this Warrant and all rights hereunder,  as a whole or in part, shall be  registered  on the books of the Company to be  maintained  for such purpose, upon surrender of this Warrant at the principal  office of the Company  referred to in Section 2.1 or the office or agency  designated by the Company pursuant to
Section 11, together with a written assignment of this Warrant  substantially in the form of Exhibit B hereto  duly  executed  by Holder or its agent or attorney and funds  sufficient to pay any transfer  taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section  3.5 and  Section 9,  execute  and  deliver a new  Warrant or
Warrants  in the  name of the  assignee  or  assignees  and in the  denomination specified in such  instrument of  assignment,  and shall issue to the assignor a new Warrant  evidencing  the portion of this Warrant not so  assigned,  and this
Warrant  shall  promptly  be  cancelled.  A Warrant,  if  properly  assigned  in compliance  with Section 3.5 and Section 9, may be exercised by a new Holder for the purchase of shares of Warrant Stock without having a new Warrant issued.

         3.2  DIVISION  AND  COMBINATION.  Subject to Section 3.5 and Section 9,
this Warrant may be divided or combined with other  Warrants  upon  presentation hereof at the aforesaid office or agency of the Company, together with a written notice  specifying the names and  denominations  in which new Warrants are to be issued,  signed by Holder or its agent or attorney.  Subject to compliance  with
Section 3.1 and with Section 9, as to any transfer which may be involved in such division or combination,  the Company shall execute and deliver a new Warrant or
Warrants  in  exchange  for the Warrant or Warrants to be divided or combined in accordance with such notice.

         3.3 EXPENSES.  The Company shall prepare,  issue and deliver at its own expense  (other than  transfer  taxes) the new  Warrant or  Warrants  under this
Section 3.

         3.4  MAINTENANCE  OF BOOKS.  The  Company  agrees to  maintain,  at its aforesaid  office or agency,  books for the registration and the registration of transfer of the Warrants.

         3.5  RESTRICTIONS  ON TRANSFER.  This Warrant and Warrant  Stock may be
transferred  in  accordance  with Section 9 hereto.  Any  attempted  transfer in violation of the provisions of this Section 3.5 shall be null and void.

         3.6

SECTION 4   ADJUSTMENTS

         The  number  of  shares of Common  Stock  for  which  this  Warrant  is exercisable  shall be  subject to  adjustment  from time to time as set forth in this Section 4.

         4.1 STOCK DIVIDENDS,  SUBDIVISIONS AND COMBINATIONS. If at any time the
Company shall:

         4.2

                  (a) take a record of the  holders of its Common  Stock for the purpose of  entitling  them to receive a dividend  payable in, or other distribution of, shares of Common Stock,

                  (b)  subdivide its  outstanding  shares of Common Stock into a larger number of shares of Common Stock, or

                  (c)  combine  its  outstanding  shares of Common  Stock into a smaller number of shares of Common Stock,

then the number of shares of Common Stock for which this Warrant is  exercisable immediately  after the  occurrence  of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable  immediately  prior to the  occurrence  of such event would own or be entitled to receive  after the happening of such event.

         4.2   REORGANIZATION,   RECLASSIFICATION,   CONSOLIDATION,   MERGER  OR
DISPOSITION  OF  ASSETS.  In case the  Company  shall  reorganize  its  capital, reclassify  its capital  stock,  consolidate  or merge with another  corporation
(where there is a change in or distribution  with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation, where this Warrant does not cease to be exercisable  pursuant to Section 2.1 or terminate as a result of
such   transaction   and,   pursuant  to  the  terms  of  such   reorganization,
reclassification,  consolidation,  merger or  disposition  of assets,  shares of common stock of the successor, resulting, surviving or acquiring corporation, or any  cash,  shares  of stock or  other  securities  or  property  of any  nature whatsoever  (including  warrants or other  subscription  or purchase  rights) in addition to or in lieu of common stock of the successor, resulting, surviving or acquiring  corporation ("Other Property"),  are to be received by or distributed to the holders of Common Stock of the  Company,  then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of shares of common stock of the successor,  resulting, surviving or acquiring corporation or of the  Company  and Other  Property  receivable  upon or as a result of such reorganization, reclassification, consolidation, merger or disposition of assets by a holder of the number of shares of Common  Stock for which  this  Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, consolidation, merger or disposition of assets, the successor, resulting,  surviving or acquiring  corporation,  if any, shall expressly assume the due and punctual  observance and  performance of each and every covenant and condition of this  Warrant to be  performed  and observed by the Company and all the obligations and liabilities hereunder,  subject to such modifications as may be deemed  appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for  adjustments  of shares of the Common Stock for which this Warrant is  exercisable  which shall be as nearly  equivalent  as practicable to the  adjustments  provided for in this Section 4. For purposes of this  Section  4.2  "common  stock of the  successor,  resulting,  surviving  or acquiring  corporation"  shall  include stock of such  corporation  of any class which is not  preferred  as to dividends or assets over any other class of stock of such  corporation  and which is not  subject  to  redemption  and shall  also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock,  either  immediately or upon the arrival of a specified  date or the happening of a specified  event and any warrants or other rights to  subscribe  for or purchase any such stock.  The foregoing  provisions  of this Section 4.2 shall  similarly  apply to successive reorganizations,  reclassifications,  consolidations, mergers or dispositions of assets.

SECTION 5   NOTICES TO WARRANT HOLDERS

         5.1  NOTICE OF  ADJUSTMENTS.  Whenever  the  number of shares of Common
Stock for which this  Warrant  is  exercisable  shall be  adjusted  pursuant  to
Section 4, the Company shall  forthwith  prepare a certificate to be executed by the chief financial  officer (or if there is no acting chief financial  officer, the chief executive officer) of the Company setting forth, in reasonable detail, the event  requiring the adjustment and the method by which such  adjustment was calculated,  specifying  the  number of shares  of Common  Stock for which  this
Warrant is exercisable and (if such adjustment was made pursuant to Section 4.2)
describing  the number and kind of any other  shares of stock or Other  Property for which this Warrant is  exercisable,  and any change in the purchase price or prices thereof,  after giving effect to such  adjustment or change.  The Company shall promptly  cause a signed copy of such  certificate to be delivered to each
Holder in accordance  with Section 13.2. The Company shall keep at its office or agency  designated  pursuant to Section 11 copies of all such  certificates  and cause the same to be  available  for  inspection  at said office  during  normal business  hours  by  any  Holder  or  any  prospective  purchaser  of a  Warrant designated by a Holder thereof.

         5.2 NOTICE OF  CERTAIN  CORPORATE  ACTION.  In case the  Company  shall propose  (a) to pay any  dividend  payable  in  securities  of any  class to the holders  of  its  Common  Stock,  (b)  to  effect  any  capital  reorganization,
consolidation   or  merger  or  (c)  to  effect  the  voluntary  or  involuntary dissolution,  liquidation or winding-up of the Company, the Company shall within ten days send the Holders a notice of such proposed action,  which shall specify the  record  date on which a  record  is to be taken  for the  purposes  of such dividend,  distribution or rights, or the date such issuance or event is to take place and the date of  participation  therein by the holders of Common Stock, if any such date is to be fixed,  and shall  briefly  indicate  the  effect of such action on the Common  Stock and on the  number  and kind of any other  shares of stock and on other  property,  if any,  and the number of shares of Common Stock and other property,  if any,  purchasable  upon exercise of each Warrant and the
Current  Warrant  Price  after  giving  effect to any  adjustment  which will be required as a result of such  action.  Such notice shall be given as promptly as possible  and, in the case of any action  covered by clause (a) above,  at least

                                       10

ten (10) Business Days prior to the record date for  determining  holders of the
Common  Stock for  purposes  of such  action  and, in the case of any other such action,  at least twenty (20)  Business  Days prior to the date of the taking of such  proposed  action or the date of  participation  therein by the  holders of
Common Stock, whichever shall be the earlier.

         5.3 NOTICE OF TRIGGERING EVENT. The Company shall notify each Holder of any definitive  agreement that would result in a Triggering Event not later than five (5)  Business  Days after the  execution  thereof but in no event less than twenty  (20)  Business  Days prior to the  effectuation  of any such  Triggering
Event,  stating the nature and terms of the Triggering  Event so that the Holder is reasonably  informed as to the nature and terms of the Triggering  Event, the date on which any such Triggering Event is expected to become effective, and the location of the closing of such Triggering Event;  PROVIDED,  HOWEVER,  that the
Company  shall  only be  required  to give  written  notice of any change in the material  terms of such  Triggering  Event five (5)  Business  Days prior to the
effectuation  of  such  Triggering  Event;  FURTHER  PROVIDED,   HOWEVER,   that
notwithstanding anything to the contrary contained herein, the Company shall not be obligated to provide notice of any Triggering Event to the Holders unless and until it  shall  reasonably  believe  that  disclosure  of the  existence  of an agreement in principle  respecting  the  transaction  that is the subject of the
Triggering  Event would not impair or  jeopardize  the ability of the parties to consummate such transaction on the terms proposed.

SECTION 6   NO IMPAIRMENT

         6.1 NO  AVOIDANCE  OF  TERMS.  The  Company  shall  not by any  action, including, without limitation, amending its articles of incorporation or through any reorganization,  transfer of assets,  consolidation,  merger or arrangement, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such  actions as may be  necessary  or  appropriate  to protect the rights of Holder against impairment. Without limiting the generality of the  foregoing,  the Company will take all such action as may be necessary or appropriate  in order that the Company may validly and legally  issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

                                       11

SECTION 7   RESERVATION AND AUTHORIZATION OF COMMON STOCK;  REGISTRATION WITH OR
            APPROVAL OF ANY GOVERNMENTAL AUTHORITY

         From and after the date hereof,  the Company shall at all times reserve and keep  available  for issue upon the exercise of Warrants  such number of its authorized  but unissued  shares of Common Stock as will be sufficient to permit the  exercise in full of all  outstanding  Warrants.  All shares of Common Stock which  shall be so  issuable,  when issued  upon  exercise  of this  Warrant and payment therefor in accordance with the terms of this Warrant, shall be duly and validly issued and fully paid and  nonassessable,  and not subject to preemptive rights except as may be provided for herein.

         Before  taking any action  which would result in an  adjustment  in the number of shares of Common Stock for which this Warrant is exercisable or in the
Current  Warrant  Price,  the Company  shall obtain all such  authorizations  or exemptions  thereof,  or consents  thereto,  as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

SECTION 8   TAKING OF RECORD STOCK AND WARRANT TRANSFER BOOKS

         In the case of all dividends or other  distributions  by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders,  the Company will in each such case take such a record and will take such record as of the close of business on a Business  Day.  The Company will not at any time,  except upon  consolidation, merger,  dissolution,  arrangement or winding up of the Company, close its stock transfer  books or  Warrant  transfer  books so as to  result in  preventing  or delaying the valid exercise or transfer of any Warrant.

SECTION 9   RESTRICTIONS ON TRANSFERABILITY

         The Warrants and the Warrant Stock shall be subject to all of the terms and conditions, including restrictions on Transfer, applicable to BNS Securities pursuant to the Stockholders' Agreement.

         9.1

                                       12

SECTION 10  LOSS OR MUTILATION

         Upon  receipt by the  Company  from any Holder of  evidence  reasonably satisfactory  to it of the  ownership  of and the loss,  theft,  destruction  or mutilation of this Warrant and indemnity  reasonably  satisfactory  to it and in case of mutilation  upon  surrender and  cancellation  hereof,  the Company will execute and deliver in lieu  thereof a new Warrant of like tenor to such Holder;
PROVIDED,  HOWEVER,  that,  in the case of  mutilation,  if permitted by law, no indemnity shall be required if this Warrant in identifiable  form is surrendered to the Company for cancellation.

SECTION 11  OFFICE OF THE COMPANY

         As long as any of the Warrants  remain  outstanding,  the Company shall maintain an office or agency  (which may be the principal  executive  offices of the Company)  where the Warrant may be presented for exercise,  registration  of transfer, or division or combination as provided in this Warrant.

SECTION 12  HOLDER NOT DEEMED STOCKHOLDER

         Prior to the exercise of the  Warrants,  no Holder,  as such,  shall be entitled  to any rights of a  stockholder  of the  Company,  including,  without limitation,  the right to vote, to receive dividends or other distributions,  to exercise  any  preemptive  right  or  to  receive  any  notice  of  meetings  of stockholders  or any notice of any  proceedings  of the Company except as may be specifically provided for in Sections 2, 5, 9 or otherwise herein.

SECTION 13  MISCELLANEOUS

         13.1  NONWAIVER  AND  EXPENSES.  No course of  dealing  or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies.
If the Company fails to make, when due, any payments provided for hereunder,  or fails to comply with any other provision of this Warrant,  the Company shall pay to Holder such amounts as shall be sufficient to cover any reasonable  costs and expenses including,  but not limited to, reasonable  attorneys' fees,  including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights,  powers or remedies hereunder.

                                       13

         13.2 NOTICE GENERALLY. Any notice, demand, request, consent,  approval, declaration,  delivery or other  communication  hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either  delivered in person with receipt  acknowledged or sent by registered or certified  mail,  return receipt  requested,  postage  prepaid,  addressed as follows:

         13.3

                  (a) If to any Holder or holder of Warrant  Stock,  at its last known address appearing on the books of the Company maintained for such purpose.

                  (b) If to the Company at:

                           Collins I Holding Corp.
                           c/o BNS Holding, Inc.
                           25 Enterprise Center
                           Middletown, RI 02842
                           Attention: Michael Warren, President and
                           Chief Executive Officer
                           Fax:     (401) 848-6444

or at such  other  address  as may be  substituted  by  notice  given as  herein provided.  The giving of any notice required  hereunder may be waived in writing by the party  entitled to receive such notice.  Every notice,  demand,  request, consent, approval, declaration,  delivery or other communication hereunder shall be  deemed to have  been  duly  given or served on the date on which  personally delivered,  with receipt  acknowledged,  five Business Days after the same shall have been  deposited in the United  States mail  (registered  or certified  with return receipt requested), two Business Days after the same shall have been sent by express  courier  service and on the same  Business Day when sent before 5:00
P.M.,  recipient's  time,  and the next  Business  Day when sent later than such time,  after same shall be sent by  facsimile  transmission  or telex,  provided receipt thereof is  acknowledged.  Failure or delay in delivering  copies of any notice, demand, request, approval, declaration,  delivery or other communication to the  person  designated  above to  receive a copy  shall in no way  adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

         13.4  REMEDIES Subject to any limitations on remedies contained in this
Agreement,  nothing  contained herein is intended or shall be construed to limit the remedies  which any party may have against the other  related to the Warrant and Warrant Stock in the event of a breach of or default  under this  Agreement, it being intended that any remedies shall be cumulative and not exclusive.

                                       14

         13.5 SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections 3.1,
3.5 and 9, this  Warrant  and the rights  evidenced  hereby  shall  inure to the benefit of and be binding upon the  successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this  Warrant,  and shall be enforceable by any such Holder.

         13.6 AMENDMENT.  This Warrant and all other Warrants may be modified or amended or the provisions  hereof waived with the written consent of the Company and the  Majority  Holders,  provided  that no such  Warrant  may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable  or to increase the price at which such shares may be purchased upon exercise of such Warrant  (before  giving  effect to any  adjustment as provided therein) without the prior written consent of the Holder thereof.

         13.7  SEVERABILITY.  Each provision of this Warrant is declared to be a separate  and  distinct  covenant  and  to be  severable  from  all  other  such provisions hereof;  wherever  possible,  each provision of this Warrant shall be interpreted  in such manner as to be effective and valid under  applicable  law, but if any  provision of this Warrant  shall be  prohibited  by or invalid under applicable  law,  such  provision  shall be  ineffective  to the  extent of such prohibition or invalidity,  without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         13.8 HOLDER'S OBLIGATIONS. By acceptance of this Warrant, Holder agrees to be bound by the provisions of this Warrant.

         13.9  HEADINGS.   The  headings  used  in  this  Warrant  are  for  the
convenience of reference  only and shall not, for any purpose,  be deemed a part of this Warrant.

         13.10  GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY THE LAWS OF THE
STATE OF DELAWARE  APPLICABLE  THEREIN WITHOUT REGARD TO THE PROVISIONS  THEREOF
RELATING TO CONFLICT OF LAWS.

                                       15

         13.11 ENTIRE AGREEMENT.  This Warrant, the Stock Purchase Agreement and
the  Stockholders'  Agreement  constitute  the entire  agreement  respecting the subject  matter  hereof and  hereby  supersede  any and all other  negotiations, understandings,  written and verbal  agreements  relating to the subject  matter hereof.

                                       16

         IN WITNESS  WHEREOF,  the Company  has caused  this  Warrant to be duly executed and its corporate seal to be impressed hereon.

                                        COLLINS I HOLDING CORP.

                                        By: /s/ Dino Cusumano
                                            ------------------------------------
                                            Name: Dino Cusumano
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------

                                       17

                                  EXHIBIT A

                                  SUBSCRIPTION FORM

                                  [To be executed only upon exercise of Warrant]

         The undersigned  registered owner of this Warrant irrevocably exercises this  Warrant for the  purchase  of shares of Common  Stock of COLLINS I HOLDING
CORP.,  and herewith makes payment  therefor,  all at the price and on the terms and conditions  specified in this Warrant and requests that certificates for the shares of Common Stock hereby  purchased  (and any  securities or other property issuable  upon  such  exercise)  be  issued  in the  name  of and  delivered  to
_______________________________________         whose         address         is
______________________________________ and, if such shares of Common Stock shall not  include  all of the shares of Common  Stock  issuable  as  provided in this
Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

Guarantee of Signature:
                        -----------------------------
                        (Name of Registered Owner)

By:
    ----------------------
Name:
      ---------------------  -------------------------------
                             (Signature of Registered Owner)
Title:
       -------------------

                                        ----------------------------------------
                                        (Street Address)

                                        ----------------------------------------
                                        (City) (State) (Zip Code)

NOTICE:  The signature on this  subscription  must  correspond  with the name as written  upon  the face of the  within  Warrant  in  every  particular, without alteration or enlargement or any change whatsoever.

                                       B-1

                                  EXHIBIT B

                                  ASSIGNMENT FORM

         FOR VALUE  RECEIVED the  undersigned  registered  owner of this Warrant hereby  sells,  assigns and transfers  unto the Assignee  named below all of the rights of the  undersigned  under this  Warrant,  with  respect to the number of shares of Common Stock set forth below:

                                        No. of Shares of
Name and Address of Assignee              Common Stock
----------------------------              ------------

and   does   hereby   irrevocably   constitute   and   appoint   _______________
attorney-in-fact  to  register  such  transfer on the books of COLLINS I HOLDING
CORP.  maintained  for the  purpose,  with  full  power of  substitution  in the premises.

Dated:
       -------------------  -------------------------------
                            Print Name

                            -------------------------------
                            Signature

                            -------------------------------
                            Witness

NOTICE:  The  signature  on this  assignment  must  correspond  with the name as written  upon  the face of the  within  Warrant  in  every  particular, without alteration or enlargement or any change whatsoever.

                                       B-2